UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio		43215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the annual meeting of shareholders (the “Annual Meeting”) of Lancaster Colony Corporation (the “Corporation”) on November 16, 2015, the Corporation’s shareholders approved the Lancaster Colony Corporation 2015 Omnibus Incentive Plan (the “Plan”). The Plan provides for grants of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards. For a detailed description of the terms and conditions of the Plan, the full text of the Plan is filed as Exhibit 10.1 hereto, which incorporates by reference Appendix A of the Corporation’s Definitive Proxy Statement (“Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on October 9, 2015.
Pursuant to the Plan, (i) the form of Restricted Stock Award Agreement for Directors is filed herewith as Exhibit 10.2, (ii) the form of Restricted Stock Award Agreement for Employees and Consultants is filed herewith as Exhibit 10.3, and (iii) the form of Stock Appreciation Rights Award Agreement for Employees and Consultants is filed herewith as Exhibit 10.4.
Item 5.07    Submission of Matters to a Vote of Security Holders
The Annual Meeting was held in Columbus, Ohio, on November 16, 2015 pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement that was available on or about October 9, 2015 to all shareholders of record at the close of business on September 18, 2015. At the Annual Meeting, 26,539,480 shares of the Corporation’s common stock were represented in person or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on four proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the SEC and first made available to shareholders on or about October 9, 2015.
Proposal One - Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three year terms expiring at the 2018 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Withheld	Abstentions	Broker Non-Votes
James B. Bachmann	24,992,869	43,736	—	1,502,875
Neeli Bendapudi	24,991,692	44,913	—	1,502,875
William H. Carter	24,988,590	48,015	—	1,502,875
Proposal Two - Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,952,267	49,675	34,663	1,502,875
Proposal Three - Approval of the Lancaster Colony Corporation 2015 Omnibus Incentive Plan
The Corporation’s shareholders approved the 2015 Omnibus Incentive Plan with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
23,967,747	847,902	220,956	1,502,875

Proposal Four - Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2016 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
26,426,203	103,866	9,411	—
Item 8.01    Other Events
On November 16, 2015, the Corporation’s Board of Directors (“Board”) voted to raise the regular quarterly cash dividend to 50 cents per common share. The Board also approved a special cash dividend of $5.00 per common share on November 16, 2015. Both dividends will be payable December 31, 2015 to shareholders of record on December 9, 2015. The Corporation issued a press release announcing these dividends on November 16, 2015. The press release is attached as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

10.1	Lancaster Colony Corporation 2015 Omnibus Incentive Plan

10.2	Form of Restricted Stock Award Agreement for Directors under the Lancaster Colony Corporation 2015 Omnibus Incentive Plan

10.3	Form of Restricted Stock Award Agreement for Employees and Consultants under the Lancaster Colony Corporation 2015 Omnibus Incentive Plan

10.4	Form of Stock Appreciation Rights Award Agreement for Employees and Consultants under the Lancaster Colony Corporation 2015 Omnibus Incentive Plan

99.1	Press Release dated November 16, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: November 17, 2015	By: /s/DOUGLAS A. FELL
Douglas A. Fell
Treasurer, Vice President,
Assistant Secretary and
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
10.1	Lancaster Colony Corporation 2015 Omnibus Incentive Plan	Incorporated by reference to Appendix A of the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 9, 2015.
10.2	Form of Restricted Stock Award Agreement for Directors under the Lancaster Colony Corporation 2015 Omnibus Incentive Plan	Filed herewith
10.3	Form of Restricted Stock Award Agreement for Employees and Consultants under the Lancaster Colony Corporation 2015 Omnibus Incentive Plan	Filed herewith
10.4	Form of Stock Appreciation Rights Award Agreement for Employees and Consultants under the Lancaster Colony Corporation 2015 Omnibus Incentive Plan	Filed herewith
99.1	Press Release dated November 16, 2015	Furnished herewith